ASSIGNMENT AND ACCEPTANCE

      THIS ASSIGNMENT dated December 8, 1998 executed and delivered by Utility Service Affiliates, Inc., a New Jersey corporation ("Assignor") for ten dollars and other good and valuable consideration (receipt of which is hereby acknowledged) evidences and effects the absolute and irrevocable assignment to Utility Service Affiliates (Perth Amboy), Inc., a New Jersey corporation (the "Assignee") of all the right, title and interest of Assignor in and under that certain Agreement Between the City of Perth Amboy, in the County of Middlesex, New Jersey, the Middlesex County Improvement Authority and Utility Service Affiliates, Inc., a subsidiary of Middlesex Water Company, for Operation, Maintenance and Management Services for the City's Water System and Wastewater System (the "Operating Agreement"), and in and under the Revenue Agreement (as defined in the Operating Agreement).

      IN WITNESSETH WHEREOF, Assignor has caused thereto its duly authorized officers to set his hand and affix its seal this 8th day of December, 1998.


                                          UTILITY SERVICE AFFILIATES, INC.


                                          By: /s/ J. RICHARD TOMPKINS
                                              ----------------------------------
                                                  J. Richard Tompkins, President




STATE OF NEW JERSEY )
COUNTY OF MIDDLESEX )


      On the 8th day of December, 1998, before me personally came J. Richard Tompkins, President, to me known, who, being by me duly sworn, did depose and say that he resides at Colts Neck, New Jersey; that he is the President of Utility Service Affiliates, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument in such corporate seal; that it was so affixed by order of the board of directors of said corporation and that he signed his name thereto by like order.


                                                 /s/ J. RICHARD TOMPKINS
                                             -----------------------------------



    /s/ PETER D. HUTCHEON
------------------------------
Commission Expiry Date
Peter D. Hutcheon
Attorney at Law of New Jersey

      THIS ACCEPTANCE of Assignment by Assignee hereby evidences and accepts the above Assignment by Assignor and further evidences Assignee's undertaking to discharge all duties and obligations and to receive all benefits and emoluments as the assignee of Assignor in and under the Operating Agreement and the Revenue Agreement.

      IN WITNESS WHEREOF, Assignee has caused its thereto duly authorized officer to set his hand and affix its seal this 8th day of December, 1998.


                                          UTILITY SERVICE AFFILIATES
                                          (PERTH AMBOY), INC.


                                          By: /s/ J. RICHARD TOMPKINS
                                              ----------------------------------
                                                  J. Richard Tompkins, President



STATE OF NEW JERSEY )
COUNTY OF MIDDLESEX )

      On the 8th day of December, 1998, before me personally came J. Richard Tompkins, President, to me known, who, being by me duly sworn, did depose and say that he resides at Colts Neck, New Jersey; that he is the President of Utility Service Affiliates, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation and that he signed his name thereto by like order.


                                                 /s/ J. RICHARD TOMPKINS
                                             -----------------------------------



    /s/ PETER D. HUTCHEON
------------------------------
Commission Expiry Date
Peter D. Hutcheon
Attorney at Law of New Jersey